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                                                                     EXHIBIT 1.1

                    International Lease Finance Corporation

                             Underwriting Agreement

                                                                  March 19, 2004
                                                              New York, New York

To the Representatives named
   in Schedule I hereto of
   the Underwriters named
   in Schedule II hereto

Dear Sirs:

        International Lease Finance Corporation, a California corporation (including its predecessor identified in the Registration Statement (as defined below), the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as Representatives (the "Representatives"), the principal amount of its securities identified in
Schedule I hereto (the "Securities"), to be issued under an indenture (the "Indenture") dated as of November 1, 2000, between the Company and The Bank of New York, as trustee (the "Trustee"), as amended. If the firm or firms listed in
Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

        1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

               (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration under the Act of the Securities. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Preliminary Final Prospectus." Any reference herein to the Registration Statement, the Basic Prospectus, any


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Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

               (b) As of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Final Prospectus, as supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus.

               (c) Subsequent to the respective dates as of which information is given in the Registration Statement and Final Prospectus, and except as set forth or contemplated in the Final Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company and its subsidiaries considered as a whole.

               (d) The Securities have been duly authorized and, when the Underwriters' Securities (as defined in Section 2 hereof) are issued and delivered pursuant to this Agreement and, in the case of any Contract Securities (as defined in Section 2 hereof), pursuant to Delayed Delivery Contracts (as defined in Section 2 hereof) with respect to such Contract Securities, such Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement or a document incorporated by reference therein; the Indenture has been duly


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authorized and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Final Prospectus.

        2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts hereinafter provided are herein called "Contract Securities."

               If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

        3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made at the office, on the date and at the time specified in
Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives


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and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to the Company in immediately available funds.

               The Company and the Underwriters shall mutually determine if the Underwriters' Securities shall be delivered in certificated form or by book-entry transfer. If the Underwriters' Securities are to be delivered in certificated form, (a) certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date and (b) the Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date. If the Underwriters' Securities are to be delivered by book-entry transfer, one or more global certificates representing the Underwriters' Securities shall be delivered to The Depositary Trust Company ("DTC"). Interests in the Underwriters' Securities will be represented by book entries on the records of DTC as the Representatives may request not less than three full business days in advance of the Closing Date. The Company agrees to have the global certificate(s), if any, available for inspection by the Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

        4. Agreements. The Company agrees with the several Underwriters that:

               (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed (or transmitted for filing) with the Commission pursuant to Rule
424. The Company will promptly advise the Representatives (i) when the Final Prospectus shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424, (ii) when any amendment to the Registration Statement relating to the Securities shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the Exchange Act or the


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respective rules thereunder, the Company promptly will prepare and file with the
Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

               (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

               (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, both executed and conformed copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

               (e) The Company will arrange for, and be responsible for expenses incurred in connection with, the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the Securities, and, if requested by the Representatives, will arrange for the determination of the legality of the Securities for purchase by institutional investors.

               (f) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or announce the offering of, any debt securities covered by the Registration Statement or any other registration statement filed under the Act that have a substantially similar maturity and the same currency as the Securities.

        5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

               (b) The Company shall have furnished to the Representatives the opinion of corporate counsel for the Company, dated the Closing Date, to the effect that:


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                        (i) The Company is duly qualified to do business as a
        foreign corporation and is in good standing under the laws of each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires it to be so qualified; provided, however, that the Company may not be so qualified in certain jurisdictions, the effect of which would not have a material adverse effect on the Company.

                        (ii) To the best knowledge of such counsel, Castle 2003-2D LLC; Castle 2003-2E LLC; Castle 2003-2F LLC; Castle 2003-1D LLC; IAI X, Inc.; ILFC Rhino I LLC; ILFC Rhino II LLC; Interlease Aviation Corporation; ILFC Aircraft Holding Corporation; Interlease Management Corporation; Interlease Aircraft Trading Corporation; Aircraft SPC-3, Inc.; Aircraft SPC-4, Inc.; ILFC Aviation Consulting, Inc.; Aircraft SPC-8, Inc.; Aircraft SPC-9, Inc.; Platypus Leasing, Inc.; Aircraft SPC-11, Inc.; Aircraft SPC-12, Inc.; Aircraft SPC-14, Inc.; Euclid Aircraft; ILFC Dover, Inc., CABREA, Inc. and ILFC Volare, Inc., all wholly owned subsidiaries of Aircraft SPC-3, Inc.; are the only domestic subsidiaries of the Company.

                        (iii) No subsidiary of the Company nor all of the subsidiaries of the Company taken as a whole is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X promulgated under the Exchange Act.

                        (iv) To the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus.

               (c) The Company shall have furnished to the Representatives the opinion of O'Melveny & Myers LLP, special counsel for the Company, dated the Closing Date, to the effect that:

                        (i) Each of the Company and Castle 2003-2D LLC, Castle 2003-2E LLC, Castle 2003-2F LLC, Castle 2003-1D LLC, IAI X, Inc., ILFC Rhino I LLC, ILFC Rhino II LLC, Interlease Management Corporation, Interlease Aviation Corporation, ILFC Aircraft Holding Corporation, Interlease Aircraft Trading Corporation, Aircraft SPC-3, Inc., Aircraft SPC-4, Inc., ILFC Aviation Consulting, Inc., Aircraft SPC-8, Inc., Aircraft SPC-9, Inc., Platypus Leasing, Inc., Aircraft SPC-11, Inc., Aircraft SPC-12, Inc., Aircraft SPC-14, Inc., Euclid Aircraft, ILFC Dover, Inc., CABREA, Inc. and ILFC Volare, Inc. has been duly incorporated or organized and is existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized.

                        (ii) The Company has the corporate power to own its properties and conduct its business as described in the Final Prospectus.

                        (iii) The Indenture has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and is a legally valid and binding obligation of the Company, enforceable against the


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        Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws), and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and, if applicable, is subject to provisions of law which may require that a judgment for money damages rendered by a court in the United States be expressed in United States dollars.

                        (iv) The Securities have been duly authorized by all necessary corporate action on the part of the Company and when executed and authenticated in accordance with the provisions of the Indenture and upon payment for and delivery of the Underwriters' Securities in accordance with the terms of this Agreement, and, if applicable, upon payment for and delivery of the Contract Securities in accordance with the terms of the Delayed Delivery Contracts, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws), and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and, if applicable, is subject to provisions of law which may require that a judgment for money damages rendered by a court in the United States be expressed in United States dollars.

                        (v) The Indenture has been duly qualified under the Trust Indenture Act.

                        (vi) This Agreement and, if applicable, any Delayed Delivery Contracts have been duly authorized by all necessary corporate action on the part of the Company and have been duly executed and delivered by the Company.

                        (vii) No consent, authorization, order or approval of any California, New York or federal court or governmental agency or body is required on the part of the Company for the execution and delivery of this Agreement or, if applicable, any Delayed Delivery Contracts or for the issuance and sale of the Securities, except such as have been obtained under the Act, the Trust Indenture Act and such as may be required under the Blue Sky or securities laws of any jurisdiction and such other approvals (specified in such opinion) as have been obtained.

                        (viii) Neither the execution and delivery of the Indenture nor the issuance of the Securities will violate, result in a breach by the Company of, or constitute a default under, the Articles of Incorporation or Bylaws of the Company or the terms of any of the agreements, instruments, contracts, orders, injunctions or judgments identified to such counsel in an Officer's Certificate of the Company (a copy of which will be delivered with the opinion of such counsel) as agreements, instruments, contracts, orders,


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        injunctions or judgments binding on the Company which have provisions relating to the issuance by the Company of debt securities and the violation of, breach of or default under which would have a material adverse effect on the Company and its subsidiaries considered as a whole, except that no opinion need be expressed regarding the effect, if any, of the issuance of the Securities upon the Company's compliance with any of the financial covenants contained in any of said agreements, instruments, contracts, orders, injunctions or judgments.

                        (ix) The Registration Statement has been declared effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or threatened by the Commission.

                        (x) The Registration Statement, on the date it was filed, appeared on its face to comply in all material respects with the requirements as to form for registration statements on Form S-3 under the Act and the rules and regulations of the Commission thereunder, except that no opinion need be expressed concerning the financial statements and other financial information contained or incorporated by reference therein.

                        (xi) Such counsel does not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement which is not filed as required.

                        (xii) The documents incorporated by reference into the Prospectus (the "Incorporated Documents") appear on their face to comply in all material respects with the requirements as to form for reports on Form 10-K, Form 10-Q and Form 8-K, as the case may be, under the Exchange Act, and the rules and regulations thereunder in effect at the respective dates of their filing, except that no opinion need be expressed concerning the financial statements and other financial information contained or incorporated by reference therein.

                        (xiii) The statements in the Final Prospectus under the caption "Description of Debt Securities," and in "Description of the Notes," insofar as such statements constitute a summary of provisions of the Indenture or the Securities, fairly present the information required therein by Form S-3.

                        (xiv) The purchase and sale of the Securities in accordance with the terms and provisions of this Agreement and the consummation of the transactions contemplated under this Agreement and, if applicable the Delayed Delivery Contracts, the Indenture and the Securities will not violate the provisions of Section 1 of Article XV of the Constitution of the State of California.

                        (xv) The Company is not an investment company required to register under the Investment Company Act of 1940, as amended.

               Such counsel may state that such counsel has participated in conferences in connection with the preparation of the Registration Statement and the Final Prospectus and that such counsel has reviewed the Registration Statement, the documents incorporated therein on the effective date of the Registration Statement, the Final Prospectus and the Incorporated



                                       8
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Documents, but has not independently verified the accuracy, completeness or fairness of the statements in those documents. Such counsel may also state that the limitations inherent in such participation and review, and the knowledge available to such counsel, are such that such counsel is unable to assume, and does not assume, any responsibility for such accuracy, completeness or fairness (except as otherwise specifically stated in clause (xiii) above). However, such counsel shall state that, on the basis of such participation and review, such counsel does not believe that the Registration Statement and the documents incorporated therein on the date the Registration Statement became effective (or if later, the date the Company's latest Annual Report on Form 10-K was filed with the Commission), considered as a whole as of such date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and they do not believe that the Final Prospectus and the Incorporated Documents, considered as a whole on the date of the Final Prospectus and on the date of the opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel need not express any opinion or belief as to any document filed by the Company under the Exchange Act, whether prior or subsequent to the effective date of the Registration Statement, except to the extent that any such document is an Incorporated Document read together with the Registration Statement or the Final Prospectus and considered as a whole and as specifically stated in clause (xii) above, nor must such counsel express any opinion or belief as to the Form T-1 filed by the Trustee in connection with the Registration Statement or the financial statements and other financial information included or incorporated by reference in the Registration Statement, the Final Prospectus or the Incorporated Documents.

               (d) The Representatives shall have received from Morgan, Lewis & Bockius LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, the President or a Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and this Agreement and that:

                        (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                        (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and


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                        (iii) since the date of the most recent financial
        statements included in the Final Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Final Prospectus.

               (f) At the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter, dated as of the Closing Date, in form and substance satisfactory to the Representatives, stating in effect that:

                                (i) They are independent certified public
                accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Commission;

                                (ii) In their opinion, the financial statements
                and financial statement schedules audited by them and included or incorporated by reference in the Registration Statement or the Final Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations thereunder adopted by the Commission;

                                (iii) They have made a review in accordance with
                standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Final Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Final Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
                (v)(1)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

                                (iv) The unaudited selected financial
                information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Final Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;


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

                             (v) On the basis of limited procedures, not
               constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                        (1) (i) the unaudited condensed
                        consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included and/or incorporated by reference in the Final Prospectus and included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Final Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Final Prospectus for them to be in conformity with generally accepted accounting principles;

                                        (2) any other unaudited income statement
                        data and balance sheet items included in the Final Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                                        (3) the unaudited financial statements
                        which were not included in the Final Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (1) and any unaudited income statement data and balance sheet items included in the Final Prospectus and referred to in Clause (2) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                                        (4) any unaudited pro forma consolidated
                        condensed financial statements included or incorporated by reference in the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                                        (5) as of a specified date not more than
                        five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Final Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or as of the end of the latest period for which financial statements are available, any decreases in consolidated net assets, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Final Prospectus, except in each case for changes, increases or decreases which the Final Prospectus as amended and supplemented discloses have occurred or may occur or which are described in such letter; and

                                        (6) for the period from the date of the
                        latest financial statements included or incorporated by reference in the Final Prospectus there were any decreases in consolidated net revenues or the total or per share amounts of income before extraordinary items or net income, in each case as compared with the comparable period of the preceding year, except in each case for increases or decreases which the Final Prospectus as amended and supplemented discloses have occurred or may occur or which are described in such letter; and

                        (vi) In addition to the audit referred to in their report(s) included or incorporated by reference in the Final Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (v) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Final Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Final Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

               References to the Registration Statement and the Final Prospectus in this paragraph (f) are to such documents as amended and supplemented at the date of the letter.

               (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement and the Final Prospectus.

               (h) Subsequent to the execution of this Agreement, there shall not have been any downgrade in the ratings of any of the Company's senior debt securities by a "nationally recognized statistical rating agency" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act).

               (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

               (j) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

               If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and its counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

        6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

        7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities (including but not limited to the amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any and all expenses (including the fees and disbursements of counsel) incurred by them in connection with investigating, preparing or defending any such loss, claim, damage, liability, action, investigation or proceeding; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

               (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by such Underwriter through the Representatives expressly for use in the preparation of the documents referred to in the foregoing indemnity.

               (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action),
(ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

               (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to an indemnified party under Section 7(a) or 7(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by any Underwriter with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or any Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent not already paid or payable pursuant to another provision of this Section 7. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold through such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations under this Section 7(d) to contribute are several in proportion to the respective principal amounts of Securities purchased by each such Underwriter and not joint.

        8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

        9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time any of the following shall have occurred: (i) since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, except as set forth or contemplated in the Prospectus, which, in the Representatives' judgement, makes it impracticable to market the Securities or enforce contracts for the sale of the Securities, (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange if the effect of any such event, in the Representatives' reasonable judgment, is to make it impracticable or inadvisable to market the Securities or enforce contracts for the sale of the Securities on the terms and in the manner contemplated by the Final Prospectus, as amended or supplemented; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, other than any such outbreak, escalation or declaration that does not represent a significant departure from the conditions that exist on the date hereof, if the effect of any such event in the Representatives' reasonable judgment is to make it impracticable or inadvisable to market the Securities or enforce contracts for the sale of the Securities on the terms and in the manner contemplated by the Final Prospectus, as amended or supplemented; or (v) the suspension in trading in the securities of the Company on any national securities exchange or quotation system on which they are listed or quoted if the effect of such event in the Representatives' reasonable judgment is to make it impracticable or inadvisable to market the Securities or enforce contracts for the sale of the Securities on the terms and in the manner contemplated by the Final Prospectus, as amended or supplemented.

        10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

        11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telecopied and confirmed to them, at the address specified in
Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to International Lease Finance Corporation at the address specified in Schedule I.

        12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

        13. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other parties hereto.

        14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                        Very truly yours,

                                        International Lease Finance Corporation

                                        By: /s/ Alan H. Lund
                                            ------------------------------------
                                        Name:  Alan H. Lund
                                               ---------------------------------
                                        Title: Vice Chairman
                                               ---------------------------------
                                                Chief Financial Officer

The foregoing Agreement is hereby
confirmed and accepted
as of the date
specified in Schedule I hereto.

Banc of America Securities LLC
Credit Suisse First Boston LLC
J.P. Morgan Securities Inc.

By:     J.P. Morgan Securities Inc.

        By: /s/ Carl Mehldau
            ----------------------------
        Name:  CARL MEHLDAU
        Title:  Vice President

                                   SCHEDULE I

        Underwriting Agreement dated:  March 19, 2004

        Registration Statement No.:  333-106320

        Representatives:  Banc of America Securities LLC
                          Credit Suisse First Boston LLC
                          J.P. Morgan Securities Inc.

        Title, Purchase Price and Description of Securities:

               Title:  3.50% Notes due April 1, 2009
               Principal amount:  $600,000,000
               Purchase price (include accrued interest or amortization, if any): 99.687% plus accrued interest, if any, from March 24, 2004.

        Closing Date, Time and Location:

        March 24, 2004, 7:00 a.m. Los Angeles time, at the offices of O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, California 90071

        Modification of items to be covered by the letter from PricewaterhouseCoopers LLP delivered pursuant to Section 5(f) at the time this Agreement is executed:

        None

        Addresses for Notices to Representatives and the Company:

               Banc of America Securities LLC
               9 West 57th Street
               New York, New York  10019

               Credit Suisse First Boston LLC
               Eleven Madison Avenue
               New York, New York  10010

               J.P. Morgan Securities Inc.
               270 Park Avenue, 7th Floor
               New York, New York  10017

               International Lease Finance Corporation
               10250 Constellation Blvd., Suite 3400
               Los Angeles, California  90067
               Attn:  Chief Financial Officer

Securities to be delivered in the form of a Global Note

                                   SCHEDULE II


                                                          Principal Amount
                                                          of Securities to
Underwriters                                              be Purchased
--------------------------                                ----------------------
Banc of America Securities LLC                            $       200,000,000
Credit Suisse First Boston LLC                            $       200,000,000
J.P. Morgan Securities Inc.                               $       200,000,000
                                                          ===================
                                     Total...........            $600,000,000

                                  SCHEDULE III

                            Delayed Delivery Contract

                                                               __________, 20___


[Insert name and address
  of lead Representative]

Dear Sirs:

        The undersigned hereby agrees to purchase from International Lease Finance Corporation (the "Company"), and the Company agrees to sell to the undersigned, on ________, 20__, (the "Delivery Date"), $_________ principal amount of the Company's __________________ (the "Securities") offered by the Company's Prospectus dated _________, 20___, and related Prospectus Supplement dated __________, 20___, receipt of a copy of which is hereby acknowledged, at a purchase price of ___% of the principal amount thereof, plus accrued interest, if any, thereon from __________, 20___, to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

        Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 A.M., New York City time, on the Delivery Date to or upon the order of the Company in ______________________________ funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

        The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the

Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

        This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

        It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

        This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                            Very truly yours,



                                            ------------------------------------
                                            (Name of Purchaser)



                                            By:
                                                --------------------------------
                                                (Signature and Title of Officer)


                                                --------------------------------
                                                (Address)

Accepted:

International Lease Finance Corporation

By:
    --------------------------------
    (Authorized Signature)
    International Lease Finance Corporation